VIP Trust
N-SAR Attachment for Item-73.
DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEM 73.
FOR PERIOD ENDING: 06/30/2017
Registrant CIK :  00011160168
FILE NUMBER : 811- 10509

73 Distributions per share for which record date passed during the period:
NOTE: Show in fractions of a cent if so declared.

       AXA PREMIER VIP TRUST Dividends and Distributions

     For The Six Months Ended June 30, 2017

Fund
Class
Income
Capital Gains
Other
AXA Moderate Allocation
A
      0.0000
0.0000
0.0000

B
           0.0000
0.0000
0.0000

K
           0.0000
0.0000
0.0000

AXA Aggressive Allocation
A
      0.0000
0.0000
0.0000

B
           0.0000
0.0000
0.0000

K
           0.0000
0.0000
0.0000

AXA Conservative Allocation
A
      0.0000
0.0000
0.0000

B
           0.0000
0.0000
0.0000

K
           0.0000
0.0000
0.0000

AXA Conservative-PLUS Allocation
A
      0.0000
0.0000
0.0000

B
           0.0000
0.0000
0.0000

K
           0.0000
0.0000
0.0000

AXA Moderate-PLUS Allocation
A
      0.0000
0.0000
0.0000

B
           0.0000
0.0000
0.0000

K
           0.0000
0.0000
0.0000

Target 2015 Allocation
B
      0.0000
 0.0000
0.0000

K
           0.0000
 0.0000
0.0000

Target 2025 Allocation
B
      0.0000
 0.0000
0.0000

K
           0.0000
 0.0000
0.0000

Target 2035 Allocation
B
      0.0000
 0.0000
0.0000

K
           0.0000
 0.0000
0.0000

Target 2045 Allocation
B
      0.0000
 0.0000
0.0000

K
           0.0000
 0.0000
0.0000

CharterSM Conservative
B
      0.0000
0.0000
0.0000

CharterSM Moderate
B
      0.0000
0.0000
0.0000

CharterSM Moderate Growth
B
      0.0000
0.0000
0.0000

CharterSM Growth
B
      0.0000
0.0000
0.0000

CharterSM Aggressive Growth
B
      0.0000
0.0000
0.0000

CharterSM International Moderate
B
      0.0000
0.0000
0.0000

CharterSM Income Strategies
B
      0.0000
0.0000
0.0000

CharterSM Interest Rate Strategies
B
      0.0000
0.0000
0.0000

CharterSM Real Assets
B
      0.0000
0.0000
0.0000

CharterSM Alternative 100 Moderate
B
      0.0000
0.0000
0.0000

Target 2055 Allocation
B
      0.0000
0.0000
0.0000

K
      0.0000
0.0000
0.0000

CharterSM Multi-Sector Bond Portfolio
A
      0.0000
0.0000
0.0000

B
           0.0000
0.0000
0.0000

K
           0.0000
0.0000
0.0000

CharterSM Small Cap Growth Portfolio
A
      0.0000
0.0000
0.0000

B
           0.0000
0.0000
0.0000

CharterSM Small Cap Value Portfolio
A
      0.0000
0.0000
0.0000

B
           0.0000
0.0000
0.0000